Supplement dated September 19, 2019

to the Prospectus dated May 1, 2019, as amended, for

NYLIAC Variable Universal Life Provider Policies

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the prospectus dated May 1, 2019, as amended (the “Prospectus”), for the variable universal life insurance policies offered through the separate account referenced above (the “Policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

CHANGES APPLICABLE TO FLORIDA POLICIES ONLY

The purpose of this supplement is to note changes to the “State Variations” section of your Prospectus for the state of Florida. Effective as of September 19, 2019, the entry for the state of Florida in the section of the Prospectus entitled “State Variations” will be deleted in its entirety and replaced with the following:

Florida

•

Termination and Late Period—If, on a Monthly Deduction Day, your policy’s Net Cash Value, prior to deducting the Monthly Deduction Charges for the next policy month, is less than the Monthly Deduction Charges for the next policy month and the No Lapse Guarantee is not in effect, the policy will continue for a late period of 31 days after that Monthly Deduction Day. This may happen even if all Planned Premiums have been paid. If we do not receive sufficient payment before the end of the late period, the policy will end and there will be no more benefits under the policy. To inform you of this situation, we will mail a notice to you (and any known assignee or named secondary addressee) at least 30 days before the end of the late period.

•	The Life Extension Rider is not available.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010